UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2012

Bacterin International Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-158426	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

600 Cruiser Lane Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement

The information contained in Item 2.03 below is hereby incorporated by reference into this Item 1.01.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.

Creation of a Direct Financial Obligation

On August 24, 2012, the Company’s wholly owned subsidiary, Bacterin International, Inc. (“Bacterin”) entered into a Credit Agreement with ROS Acquisition Offshore LP (the “Lender”), whereby the Lender agreed to provide an initial $20 million term loan and Bacterin may also borrow an additional $5 million upon achievement of certain revenue objectives prior to December 31, 2013. The loan carries an interest rate of LIBOR plus 12.13%, subject to a LIBOR floor rate of 1.0%. Bacterin also agreed to pay a royalty of 1.75% on the first $45,000,000 of net sales, plus 1.0% of net sales in excess of $45,000,000. Bacterin has the right to repurchase the loan and royalty interest at amount to be determined based on the date of repurchase and the amount of prior principal, interest and royalty payments. The loan is secured by substantially all of our assets.

We received net proceeds of approximately $10 million following repayment of our existing term loan and accounts receivable credit facility with MidCap Financial. We plan to use the net proceeds for working capital and general corporate purposes.

The foregoing descriptions of the Credit Agreement and Royalty Agreement are qualified in their entirety by reference to the full text of the Credit Agreement and Royalty Agreement, which are attached hereto as Exhibits 10.25 and 10.26 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the matters described in Items 2.03 above is attached as Exhibit 99.1 and incorporated herein. The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor otherwise subject to the liabilities of that section, nor incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No	Description

10.25	Credit Agreement dated August 24, 2012 by and between Bacterin and ROS Acquisition Offshore LP.

10.26	Royalty Agreement dated August 24, 2012 by and between Bacterin and ROS Acquisition Offshore LP.

99.1	Press Release of Bacterin International Holdings, Inc., dated August 28, 2012 entitled “Bacterin Secures $25 Million Financing with OrbiMed”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2012	BACTERIN INTERNATIONAL HOLDINGS, INC.

	By:	/s/ Guy S. Cook
Name: Guy S. Cook
Title: President and Chief Executive Officer

Exhibit Index

Exhibit No	Description

10.25	Credit Agreement dated August 24, 2012 by and between Bacterin and ROS Acquisition Offshore LP.

10.26	Royalty Agreement dated August 24, 2012 by and between Bacterin and ROS Acquisition Offshore LP.

99.1	Press Release of Bacterin International Holdings, Inc., dated August 28, 2012 entitled “Bacterin Secures $25 Million Financing with OrbiMed”